EXHIBIT 32.2

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the IGENE Biotechnology, Inc. (the "Company") Annual on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Weisberger, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  The  Report  fully  complies  with  the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in  the   Report    fairly
          presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 26, 2004           By:  /s/ EDWARD J. WEISBERGER

                                    ____________________________
                                        EDWARD J. WEISBERGER
                                        Chief Financial Officer

A  signed original of this written statement required by  Section
906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.